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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): JULY 28, 2005

                          DURA AUTOMOTIVE SYSTEMS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

            DELAWARE                     000-21139            38-3185711
(State or other jurisdiction of   (Commission File Number)   (IRS Employer
          incorporation)                                   Identification No.)

              2791 RESEARCH DRIVE, ROCHESTER HILLS, MICHIGAN 48309 (Address of Principal Executive Offices, including Zip Code)

                                 (248) 299-7500
              (Registrant's Telephone Number, Including Area Code)

                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

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ITEM 2.02  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

      On July 28, 2005, Dura Automotive Systems, Inc. issued the press release attached hereto as Exhibit 99.1 announcing earnings for the three months ended July 3, 2005. The information contained in the press release filed as Exhibit
99.1 to this Current Report on Form 8-K is furnished pursuant to this Item 2.02.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

         (a) None

         (b) None

         (c) Exhibits

   99.1 Second quarter earnings press release dated July 28, 2005.

The information in this Current Report on Form 8-K and the attached press release shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                 DURA AUTOMOTIVE SYSTEMS, INC.

Date:  July 28, 2005             By /s/ Keith R. Marchiando
                                    ------------------------
                                    Keith R. Marchiando
                                    Vice President, Chief Financial Officer
                                    (principal accounting and financial officer)

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                                INDEX TO EXHIBITS

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
EXHIBIT NO.      DESCRIPTION
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
  99.1           Second quarter earnings press release dated July 28, 2005.
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